UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2025

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ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

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Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Phoenix Drive, Suite 125

Ann Arbor, Michigan 48108

(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOMDF	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 4, 2025, Zomedica Corp. (the “Company”) was notified by The NYSE American LLC (“NYSE American”) that as a result of the Company’s previously disclosed noncompliance with Section 1003(f)(v) of the NYSE American Company Guide whereby the Company’s common shares were trading for a substantial period of time at a low price per share, NYSE American has suspended trading in the Company’s common shares as of March 4, 2025. NYSE American further indicated that it will apply to the Securities and Exchange Commission (the “SEC”) to delist the Company’s common shares upon completion of all applicable procedures.

The Company had applied to have its common shares quoted on the OTC Markets’ OTCQB® market tier, an electronic quotation service operated by OTC Markets Group Inc. for eligible securities traded over-the-counter.  The Company received its approval recently and expects that trading of the Company’s common shares will commence on the OTCQB Market at the open of business on March 5, 2025 under trading symbol ZOMDF.

The transition to the quotation of the Company’s common shares on the OTCQB Market will have no effect on the Company’s business or operations. The Company will continue to file periodic and other required reports with the SEC under applicable federal securities laws that will be available on the SEC’s website, www.SEC.gov.

A press release announcing the events described in this Item 3.01 is furnished here as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	99.1	Press Release, dated March 4, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: March 4, 2025	By:	/s/Karen DeHaan-Fullerton
	Name:	Karen DeHaan-Fullerton
	Title:	General Counsel and Corporate Secretary

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EXHIBIT INDEX

(d)	Exhibit No.	Description

	99.1	Press Release, dated March 4, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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